UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

HYCROFT MINING HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3030 Winnemucca, Nevada	89446
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 304-0260

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

News Release Announcing S-K 1300 Technical Report Summary and Initial Assessment with Economic Analysis

On June 2, 2026, Hycroft Mining Holding Corporation (the “Company”) issued a press release announcing the results of the S-K 1300 Technical Report Summary and Initial Assessment with Economic Analysis (“TRS”) for the Company’s Hycroft Mine in Nevada. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Corporate Presentation

On June 2, 2026, the Company furnished its updated corporate presentation to its website at www.hycroftmining.com. A copy of the updated corporate presentation is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in (i) this Item 7.01, (ii) the news release and (iii) the updated corporate presentation is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 2, 2026, the Company announced that it had completed the TRS, effective May 14, 2026, which has been prepared in accordance with the requirements of subpart 1300 of Regulation S-K. The TRS was completed by Ausenco Engineering USA South Inc., Independent Mining Consultants, Inc. and WestLand Engineering & Environmental Services, Inc., each a “Qualified Person” as such term is defined in subpart 1300 of Regulation S-K. A copy of the TRS is attached hereto as Exhibit 96.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Ausenco Engineering USA South Inc.
23.2	Consent of Independent Mining Consultants, Inc.
23.3	Consent of WestLand Engineering & Environmental Services, Inc.
96.1	S-K 1300 Technical Report Summary and Initial Assessment with Economic Analysis
99.1	Press Release dated June 2, 2026
99.2	Corporate Presentation posted June 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 2, 2026	Hycroft Mining Holding Corporation

	By:	/s/ Rebecca A. Jennings
Rebecca A. Jennings
Senior Vice President and General Counsel